Exhibit 99.1

Lisata Therapeutics Expands Intellectual Property Portfolio with New Composition of Matter Patent for Certepetide

Newly issued U.S. patent extends certepetide IP protection to 2040, with subsequent opportunity for patent term extension
This patent covers novel cyclic peptides and their use in treating solid tumors

BASKING RIDGE, N.J. (July 15, 2025) – Lisata Therapeutics, Inc. (Nasdaq: LSTA) (“Lisata” or the “Company”), a clinical-stage pharmaceutical company developing innovative therapies for the treatment of advanced solid tumors and other serious diseases, today announced that the United States Patent and Trademark Office (“USPTO”) issued the Company a new composition of matter patent for certepetide through March 2040, with subsequent opportunity for patent term extension.
A composition of matter patent is the strongest form of intellectual property (“IP”) protection, safeguarding the unique chemical structure of a substance. The U.S. Patent No. 12,351,653 includes claims to certepetide’s chemical structure, pharmacokinetic properties, methods of manufacturing, and applications for treating solid tumor cancers. For Lisata, securing this patent is profoundly significant as it not only strengthens Lisata’s robust IP estate, but, more importantly, grants exclusive rights to the drug itself, preventing others from manufacturing or selling it.
“This new patent marks a key milestone, significantly boosting the value of both certepetide and the Company by delaying generic encroachment for essentially the next two decades,” stated David J. Mazzo, Ph.D., President and Chief Executive Officer of Lisata. “This extended patent protection aids our commercialization efforts by offering long-term market exclusivity and enhances the potential future development and commercialization of certepetide. It not only secures our IP but also greatly strengthens our negotiating position with potential partners, increasing the potential for sustained growth and value creation for our shareholders.”
About Certepetide
Certepetide (formerly LSTA1), an internalizing RGD (arginyl-glycyl-aspartic acid or iRGD), cyclic peptide product candidate, is an investigational drug designed to activate a novel uptake pathway that allows co-administered or tethered anti-cancer drugs to target and penetrate solid tumors more effectively. Certepetide actuates this active transport system in a tumor-specific manner, resulting in systemically co-administered anti-cancer drugs more efficiently penetrating and accumulating in the tumor. Certepetide also has been shown to modify the tumor microenvironment resulting in tumors which are more susceptible to immunotherapies. We and our collaborators have amassed significant non-clinical data demonstrating enhanced delivery of a range of emerging anti-cancer therapies, including immunotherapies and RNA-based therapeutics. To date, certepetide has also demonstrated favorable safety, tolerability, and clinical activity in completed and ongoing clinical trials designed to test its ability to enhance the effectiveness of standard-of-care chemotherapy for pancreatic cancer. Lisata is exploring the potential of certepetide to enable a variety of treatment modalities to treat a range of solid tumors more effectively. Certepetide has been awarded Fast Track designation (U.S.) and Orphan Drug Designation for pancreatic cancer (U.S. and E.U.) as well as Orphan Drug Designation for glioma (U.S.) and osteosarcoma (U.S.). Additionally, certepetide has received Rare Pediatric Disease Designation for osteosarcoma (U.S.).
About Lisata Therapeutics
Lisata Therapeutics is a clinical-stage pharmaceutical company dedicated to the discovery, development and commercialization of innovative therapies for the treatment of advanced solid tumors and other major diseases. Lisata’s cyclic peptide product candidate, certepetide, is an investigational drug designed to activate a novel uptake pathway that allows co-administered or tethered anti-cancer drugs to selectively target and penetrate solid tumors more effectively. Lisata has already established noteworthy commercial and R&D partnerships based on its CendR Platform® technology. The Company expects to announce numerous milestones over the next 1.5 years and believes that its projected capital will fund operations into the fourth quarter of 2026, encompassing anticipated data milestones from its ongoing and planned clinical trials. For a comprehensive overview of certepetide's mechanism of action, please view our informative short film. For more information on the Company, please visit www.lisata.com.

Forward-Looking Statements
This communication contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding the Company’s clinical development programs are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the potential efficacy of certepetide as a treatment for patients with solid tumors; our beliefs about the potential uses and benefits of certepetide; the expected expiration of our patents for certepetide; our ability to obtain patent term extension on our U.S. composition of matter patent; and our expectations for a long patent runway for certepetide that will support our efforts to maximize its full therapeutic potential; statements relating to Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover and develop novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: results observed from preliminary data are not necessarily indicative of final results and one or more of the clinical outcomes may materially change following more comprehensive reviews of the data and as more patient data becomes available, including the risk that unconfirmed responses may not ultimately result in confirmed responses to treatment after follow-up evaluations; the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials; the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on February 27, 2025, and in other documents filed by Lisata with the Securities and Exchange Commission. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Investors:
Lisata Therapeutics
John Menditto
Vice President, Investor Relations and Corporate Communications
Phone: 908-842-0084
Email: jmenditto@lisata.com

Media:
ICR Healthcare
Elizabeth Coleman
Account Supervisor
Phone: 203-682-4783
Email: elizabeth.coleman@icrhealthcare.com

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